UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2019

GBT TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54530	27-0603137
(State or other jurisdiction of incorporation )	Commission File Number	(I.R.S. Employer Identification No.)

2500 Broadway, Suite F-125, Santa Monica, CA 90404

(Address of principal executive offices) (Zip code)

Registrant’s telephone number including area code: 424-238-4589

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligations or an Obligation under an Off-Balance Sheet Arrangement.

Item 8.01	Other Events - Discover Growth Fund, LLC Alleged to Be In Violation of Preliminary Injunction.

The United States District Court for the District of Nevada (Gopher Protocol, Inc, a Nevada corporation, Plaintiff, vs. Discover Growth Fund, LLC, a US Virgin Islands limited liability company, Defendant; Case Number: 2:19-cv-01039) granted the motion of GBT Technologies Inc. (the “Company”) for a Preliminary Injunction against Discover Growth Fund, LLC (“DGF”), continuing in effect the Court’s previously granted Temporary Restraining Order that enjoined DGF from selling, foreclosing upon, encumbering, dissipating, or otherwise transferring any of the Company’s assets (the “Preliminary Injunction”).

Since the issuance of the Preliminary Injunction, the Company believes that DGF (in a series of its own actions that included Notices to increase reserves and a Notice of Conversion) has again violated the Preliminary Injunction. The most recent example is DGF’s October 24, 2019 delivery to the Company of a purported “Notice of Default and Notice of Sale of Collateral” (the “Most Recent Notice”). In the Most Recent Notice, DGF again declared that the Company was in default of the terms of the December 3, 2018 Securities Purchase Agreement (“SPA”) between the Company and DGF. In the Most Recent Notice, DGF purported to declare all of the Company’s obligations under the SPA immediately due and payable. In the Most Recent Notice, DGF purported to establish 10:00 a.m. Eastern Time on Monday, December 2, 2019, as the date on which DGF intended to sell and dispose of the collateral securing the Senior Secured Redeemable Convertible Debenture that were the subject of the SPA and that the sale would take place in St. Thomas, The Virgin Islands.

The Company disputes the fundamental basis for any such sale as set forth in the Most Recent Notice, including the purported basis for DGF’s claims that the Company is in default under the SPA.  Among other issues, the Company continues to maintain that the SPA is void and that DGF’s actions thereunder are legally unsupportable. The Company will seek to have the purported sale terminated and to have DGF held in contempt by the United States District Court for the District of Nevada.  The Company will also seek to recover all of its associated fees and costs relative to its pursuit of this matter.

Exhibit Number	Description

99.1	Notice of Default and Notice of Sale of Collateral

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GBT TECHNOLOGIES INC.

By:/s/ Douglas Davis

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Name: Douglas Davis

Title: Chief Executive Officer

Date: October 28, 2019

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